Commitments and Contingent Liabilities (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Lines of credit maximum borrowings	$ 1,100
Interest rate, description	This line of credit is unsecured and available subject to the Company maintenance of a 30% ratio of total tangible shareholders’ equity to total tangible assets and that the total credit use will be less than 70% of the Company and its subsidiaries’ receivables. Interest rates across these credit lines varied from 0.3% to 2.3% as of December 31, 2020.
Purchase commitments	$ 45,319
Royalties percentage	2.50%
Maximum amount of royalties payment	$ 625
Royalty expense	$ 625	$ 625	$ 625
Number of banks	5
Actual guaranteed rent	$ 579